Exhibit 99.2

CERTIFICATE OF POWERS, DESIGNATIONS,
PREFERENCES, RIGHTS AND QUALIFICATIONS,
LIMITATIONS OR RESTRICTIONS

OF

SERIES A PREFERRED STOCK

Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), NuPathe Inc. (the “Corporation”) hereby certifies as follows:

FIRST.                                                         The resolutions set forth below have not been modified, altered or amended and are presently in full force and effect.

SECOND.                                         That pursuant to the authority expressly vested in the Corporation’s Board of Directors (the “Board”) pursuant to Article IV.B of the Corporation’s Restated Certificate of Incorporation and in accordance with the provisions of Section 151 of the DGCL, the Board duly adopted the following resolutions at a special meeting of the Board duly noticed, called and held on [                  ], 2012 designating the powers, designations, preferences, rights and qualifications, limitations or restrictions, of a series of shares of the Corporation’s Preferred Stock designated “Series A Preferred Stock”:

RESOLVED, that pursuant to the authority expressly vested in the Board by Article IV.B of the Restated Certificate of Incorporation, the Board hereby fixes and determines the powers, designations, preferences, rights and qualifications, limitations or restrictions, of a series of Preferred Stock, which shall consist of [                            ] shares and shall be designated as Series A Preferred Stock (the “Series A Preferred Stock”), as follows:

A.                                   Designations of Series A Preferred Stock.  The powers, designations, preferences, rights and qualifications, limitations or restrictions, and other matters relating to the Series A Preferred Stock are as follows:

1.               Dividends.

a.                                       Subject to the rights of such series of Preferred Stock which may from time to time come into existence, the holders of the Series A Preferred Stock shall be entitled to receive cumulative dividends, out of any assets legally available therefor, at the rate per annum of 8% of $2.00 per 1/1,000 of a share of Series A Preferred Stock (provided that such rate shall increase, effective as of July 1, 2013, to 12% of $2.00 per 1/1,000 of a share of Series A Preferred Stock if the Corporation has not obtained approval by the United States Food and Drug Administration (“FDA”) of the Corporation’s NP101 product on or before June 30, 2013), which shall accrue on each share of Series A Preferred Stock quarterly in arrears (as adjusted for any stock dividends, combinations, splits or similar events), whether or not earned or declared so that if such dividends in respect of any previous or current period should not have been paid, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for any other class or series of security of the Corporation that ranks junior to the Series A Preferred Stock.  Such dividends and interest thereon shall be payable when, as, and if declared by the Board.  Such dividends shall be paid to the extent assets are legally available therefor and any amounts for which assets are not legally available shall be shall be paid promptly as assets become legally available therefor; any partial payments shall be made pro-rata among the holders of the Series A Preferred Stock.

b.                                      In the event that the Board shall declare a dividend payable upon the then outstanding shares of the Corporation’s common stock, par value $0.001 (the “Common Stock”) (other than a stock dividend on the Common Stock payable solely in the form of additional shares of Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock), the holders of the Series A Preferred Stock shall be entitled, in addition to any cumulative dividends to which the Series A Preferred Stock may be entitled under Section A.1.a above, to receive the amount of dividends per 1/1,000 of a share of Series A Preferred Stock that would be payable on the number of whole shares of the Common Stock into which each 1/1,000 of a share of such Series A Preferred Stock held by each holder could be converted pursuant to the provisions of Section A.4 hereof, such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend.

2.               Rank; Liquidation Preference.

a.                                       All shares of the Series A Preferred Stock shall rank prior to the Corporation’s Common Stock and any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock obtained in accordance with Section A.5 below, such class or series of capital stock specifically, by its terms, ranks senior to (“Senior Securities”) or pari passu with the Series A Preferred Stock (“Pari Passu Securities”)). In the event of any liquidation, dissolution or winding up of the Corporation (a “Liquidation Event”), whether voluntary or involuntary, subject to the rights of any Senior Securities or Pari Passu Securities that may from time to time come into existence, each holder of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock or other series of Preferred Stock junior to the Series A Preferred Stock by reason of their ownership thereof, the amount equal to the greater of (i) for each 1/1,000 of a share of Series A Preferred Stock then held by such holder, an amount equal to $2.00 (as adjusted for any stock dividends, combinations, splits or similar events) plus all accrued but unpaid dividends and interest thereon (the “Liquidation Amount”) and (ii) the amount such holder would have received in the Liquidation Event if each 1/1,000 of a share of Series A Preferred Stock held by such holder had been converted to Common Stock immediately prior to the Liquidation Event and assuming that the Corporation did not elect to pay the Dividend Amount (defined below) to the holder in cash upon conversion.  If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full Liquidation Amount, subject to the rights of any Senior Securities or Pari Passu Securities that may from time to time come into existence, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the aggregate Liquidation Amount each such holder is otherwise entitled to receive.  The holders of Series A Preferred Stock shall have the right to convert each 1/1,000 of such shares into Common Stock, in accordance with Section A.4 hereof, at any time prior to or in connection with any liquidation, dissolution or winding up of the Corporation.

b.                                      After payment to the holders of the Series A Preferred Stock of the amounts set forth in Section A.2.a. above, subject to the rights of any Senior Securities that may from time to time come into existence, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed ratably among the holders of the Common Stock.

c.                                       For purposes of this Section A.2, unless otherwise approved by the written consent or written agreement of holders of at least a majority of the shares of Series A Preferred Stock then outstanding, (i) any acquisition of the Corporation in any transaction or series of related transactions by means of merger or other form of corporate reorganization or consolidation in which outstanding shares of the Corporation are exchanged for securities or other consideration issued or paid, or caused to be issued or paid, by the acquiring entity or its subsidiary, (ii) a sale, lease or conveyance of all or substantially all of the assets of the Corporation, including the Corporation’s NP101 product, (iii) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of the Common Stock owning more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or affiliated with the Persons making the tender or exchange offer) tender or exchange their shares for other securities, cash or property, or (iv) or any exclusive license of the NP101 product to a third party (upon such written consent or written agreement, each event described in (i) — (iv), a “Corporate Transaction”), shall be treated as a Liquidation Event and shall entitle the holders of Series A Preferred Stock to receive at the closing of such Corporate Transaction in cash, securities or other property (valued as provided in Section A.2.d. below) amounts as specified in Section A.2.a. above.  The provisions of this Section A.2 shall not apply to any reorganization, merger or consolidation involving (1) only a change in the state of incorporation of the Corporation, (2) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation that is incorporated in the United States of America, or (3) an acquisition by merger, reorganization or consolidation, of which the Corporation is substantively the surviving corporation and operates as a going concern and is not the target in any such acquisition, of another corporation that is approved by the Board.

d.                                      Whenever the distribution provided for in this Section A.2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board.

e.                                       The Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than 20 days prior to the stockholders’ meeting called to approve such transaction, or 20 days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final conditions of the impending transaction and the provisions of this Section A.2, and the Corporation shall thereafter give such holders prompt notice of any material changes.  The transaction shall in no event take place sooner than 20 days after the Corporation has given the first notice provided for herein or sooner than 10 days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

3.               Voting Rights.

a.                                       General.  Subject to the rights of any such series of Senior Securities that may from time to time come into existence, each holder of Series A Preferred Stock shall be entitled to cast 0.461 votes for each 1/1,000 of a share of Series A Preferred Stock held by such holder and shall have voting rights and powers equal to the voting rights and powers of such Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation and the DGCL.  Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares of Common Stock into which the fractional 1/1,000 increments of shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). Such determination of “whole votes” shall be based upon the aggregate number of 1/1,000 fractional shares of Series A Preferred Stock held by each holder, and not upon each 1/1,000 of a share of Series A Preferred Stock so held by the holder.  Except as otherwise expressly provided in the Restated Certificate of Incorporation, the holders of shares of Series A Preferred Stock shall be entitled to vote (or render written consents in lieu of a vote) on all matters submitted to the stockholders of the Corporation, and in such manner as may be provided by law.

b.                                      Board of Directors.

(i)                                     The holders of the Series A Preferred Stock, voting together as a single class, shall be entitled to elect from time to time a number of directors (not to exceed three) (the “Series A Directors”) equal to (A) the total number of directors on the Board multiplied by (B) a fraction, the numerator of which is the total number of votes that the holders of the shares of Series A Preferred Stock are entitled to cast with respect to such shares of Series A Preferred Stock, and the denominator of which is the total number of votes that may be cast by all of the holders of the Common Stock and the Series A Preferred Stock, voting together as a single class, as set forth in Section A.3.a.  To the extent the calculation set forth in the previous sentence results in other than a whole number, then such number shall be rounded up to the next whole number.

(ii)                                  The holders of the Series A Preferred Stock shall not be entitled to the rights set forth under Section A.3.b.(i) if the number of votes that may be cast by the holders of shares of Series A Preferred Stock with respect to such shares is less than 5% of the total number of votes that may be cast by all of the holders of the Common Stock and the Series A Preferred Stock, voting together as a single class.

(iii)                               Except as set forth in Section A.3.b.(i) and (ii), the holders of the Common Stock, voting together as a single class, shall be entitled to elect all of the directors of the Board (the “Common Directors”).

(iv)                              Any and all vacancies on the Board, however occurring, including by reason of an increase in the size of the Board, or the death, resignation, disqualification or removal of a director, shall be filled as follows:

(1)                                  with respect to a Series A Director, (A) to the extent that the filling of such vacancy with a Series A Director would not cause the number of Series A Directors to exceed the number then permitted by Section A.3.b.(i), by the affirmative vote of a majority of the remaining Series A Directors then in office and (B) in any other case, by the affirmative vote of a majority of the remaining Common Directors then in office; and

(2)                                  with respect to a Common Director, by the affirmative vote of a majority of the remaining Common Directors then in office.

4.               Conversion.  The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

a.                                       Right to Convert.  Each 1/1,000 of a share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock equal to:

(i) $2.00 divided by the Series A Conversion Price applicable to such fractional share in effect on the date the certificate is surrendered for conversion, plus (ii) an amount equal to all accrued but unpaid dividends on such fractional share (the “Dividend Amount”) divided by the Closing Price (as defined in the Securities Purchase Agreement, dated September 25, 2012, by and among the Corporation and the investors named therein) on the trading day immediately prior to the date of such conversion or, if the Common Stock is not listed on an exchange at the time of conversion, the fair market value of one share of Common Stock at the time of such conversion, as determined in good faith by the Board(the “Conversion Rate”); provided however that if the Corporation elects to pay the Dividend Amount to the holder in cash upon conversion, then the amount described in Section A.4.a.(ii) shall not be included in the Conversion Rate.  Initially, the “Series A Conversion Price” shall be $2.00, and shall be adjusted as provided in Section A.4.d.

b.                                      Automatic Conversion.  Each 1/1,000 of a share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Rate upon the earliest of (i) the second to occur of (A) FDA approval of the Corporation’s NP101 product and (B) the consummation of an equity financing, licensing, partnership or other corporate collaboration that results in aggregate gross proceeds to the Corporation of at least $22 million, (ii) the date specified by written consent or written agreement of holders of a majority of the shares of Series A Preferred Stock then outstanding and (iii) the conversion of a majority of the shares of Series A Preferred Stock then outstanding.

c.                                       Mechanics of Conversion.

(i)                                     Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that he or she elects to convert the same and shall state therein the name or names in which he or she wishes the certificate or certificates for shares of Common Stock to be issued.  The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he or she shall be entitled as aforesaid.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock or 1/1,000 fractions thereof to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.  Upon the occurrence of the conversion events specified in the preceding Sections 4.a and 4.b, the holders of the Series A Preferred Stock shall, upon notice from the Corporation, surrender the certificates representing such shares or 1/1,000 fractions thereof at the office of the Corporation or of its transfer agent for the Common Stock.  Thereupon, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock or 1/1,000 fractions thereof so surrendered were convertible on the date on which such conversion occurred.  The Corporation shall not be obligated to issue such certificates unless certificates evidencing the shares of Series

A Preferred Stock or 1/1,000 fractions thereof being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.  The holder shall not be required to post a bond.

(ii)                                  If the conversion is in connection with an event regarding which notice is provided pursuant to Section A.4.i. (collectively, a “Contingent Event”), the conversion may, at the option of any holder tendering shares of Series A Preferred Stock or 1/1,000 fractions thereof for conversion, be conditioned upon the occurrence of such Contingent Event, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the Contingent Event.

(iii)                               No ink-original notice of conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any notice of conversion form be required in order to convert the Series A Preferred Stock.

d.                                      Adjustments to Conversion Price.  The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

(i)                                     Special Definitions.  For purposes of this Section A.4.d., the following definitions apply:

(1)                                  “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).

(2)                                  “Original Issue Date” shall mean the date on which a 1/1,000 fraction of a share of Series A Preferred Stock was first issued.

(3)                                  “Convertible Securities” shall mean any evidences of indebtedness, shares (other than Common Stock and Series A Preferred Stock) or other securities convertible into or exchangeable for equity securities of the Corporation.

(4)                                  “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section A.4.d.(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued (or deemed issued):

(A)                              upon conversion of Series A Preferred Stock;

(B)                                as a dividend or distribution on Series A Preferred Stock;

(C)                                upon the conversion of any debenture, warrant, option or other Convertible Security;

(D)                               for which adjustment of the Series A Conversion Price is made pursuant to Sections A.4.e or A.4.f.;

(E)                                 to directors, officers, employees and consultants pursuant to any incentive or non-qualified stock option plan or agreement, stock purchase plan or agreement, stock issuance or restriction agreement, stock ownership or purchase plan, or consulting agreement which has been approved by the Board or a duly authorized committee thereof; or

(F)                                 to banks or equipment lessors pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board, the proceeds of which are used solely to fund the Corporation’s working capital needs.

(ii)                                  No Adjustment of Series A Conversion Price.  Any provision herein to the contrary notwithstanding, no adjustment in the Series A Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section A.4.d.(v) hereof) for Additional Shares of Common Stock issued or deemed to be issued by the Corporation is less than the Series A Conversion Price in effect on the date of, and immediately prior to such issue.  In computing each adjusted Series A Conversion Price, the result shall be rounded to five decimal places, and such adjustment shall be made separately in each instance, and in the event the adjustment therefrom results in a change of the Series A Conversion Price of less than $0.01, no adjustment to the then Series A Conversion Price shall be made, but the amount of said adjustment calculated thereby shall be carried forward to successive occasions until such adjustments in the aggregate equal or exceed $0.01.

(iii)                               Deemed Issue of Additional Shares of Common Stock.  In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto and assuming the satisfaction of any conditions of exercisability, including, without limitation, the passage of time, but without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such, a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)                                  no further adjustments in the Series A Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2)                                  if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series A Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Series A Conversion Price shall affect Common Stock previously issued upon conversion of the Series A Preferred Stock);

(3)                                  no readjustment pursuant to clause (1) or (2) above shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (a) the Series A Conversion Price on the original adjustment date, or (b) the Series A Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

(iv)                              Adjustment of Series A Conversion Price Upon Issuance of Additional Shares of Common Stock.  In the event the Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section A.4.d.(iii)) without consideration or for a consideration per share less than the Series A Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) equal to the price paid per share for such Additional Shares of Common Stock. The provisions of this Section A.4.d.(iv) may be waived in any instance (without the necessity of convening any meeting of stockholders of the Corporation) upon the written approval of the holders of a majority of the outstanding shares of Series A Preferred Stock.

(v)                                 Determination of Consideration.  For purposes of this Section A.4.d., the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1)                                  Cash and Property:  Such consideration shall:

(A)                              insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation;

(B)                                insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board; and

(C)                                in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received in exchange for the Additional Shares of Common Stock, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board.

(2)                                  Options and Convertible Securities.  The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section A.4.d.(iii), relating to Options and Convertible Securities shall be determined by dividing:

(A)                              the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

(B)                                the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

e.                                       Adjustments to Series A Conversion Price for Reclassification and Reorganization.  If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into a different class or classes of stock, whether by capital reorganization, reclassification or otherwise the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series A Preferred Stock immediately before that change.

f.                                         Adjustments to Series A Conversion Price for Stock Dividends and Splits. If the Corporation (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Series A Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

g.                                      No Impairment.  The Corporation will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section A.4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

h.                                      Certificates as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section A.4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate executed by the Corporation’s President, Chief Executive Officer or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred Stock.

i.                                          Notices of Record Date.  In the event that the Corporation shall propose at any time to effect any reclassification or recapitalization, to merge or consolidate with or into any other entity, or sell, lease or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Corporation shall send to the holders of Series A Preferred Stock: (1) at least 20 days prior written notice of the date on which a record shall be taken for such event and specifying the date on which such event shall occur; and (2) at least 20 days prior written notice of the record date for determining rights to vote, if any, in respect of such event.

j.                                          Issue Taxes.  The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

k.                                       Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation shall promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Restated Certificate of Incorporation.

l.                                          Fractional Shares.  No fractional share of Common Stock shall be issued upon the conversion of any 1/1,000 of a share of Series A Preferred Stock.  All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one 1/1,000 of a share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board).

m.                                    Notices.  Any notice required by the provisions of this Section A.4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

5.               Protective Provisions.  So long as any shares of Series A Preferred Stock or 1/1,000 fractions thereof remain outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation, reorganization, via a subsidiary or otherwise, do any of the following without (in addition to any other vote required by the DGCL) the vote or written consent or written agreement of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, voting as a separate class, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

a.                                       alter or change the powers, rights, preferences or privileges or qualifications, limitations or restrictions of the Series A Preferred Stock;

b.                                      increase the authorized number of shares of the Series A Preferred Stock;

c.                                       create, authorize or issue, or obligate itself to issue, any Senior Securities or Pari Passu Securities (including any security convertible into or exercisable for any equity security) ;

d.                                      effect a Liquidation Event or Corporate Transaction;

e.                                       enter into any exclusive license of the Corporation’s NP101 product;

f.                                         increase the amount of the Corporation’s indebtedness in excess of $9,000,000;

g.                                      prepay any indebtedness of the Corporation;

h.                                      issue any options to purchase equity securities to employees or consultants outside of the Corporation’s equity incentive plan or in excess of the number of shares available for issuance under such plan, or increase the number of shares available for issuance under such plan; or

i.                                          declare or pay a dividend on the Common Stock other than dividends payable solely in additional shares of Common Stock.

6.               No Reissuance of Series A Preferred Stock.  No share or shares of Series A Preferred Stock or fractions thereof acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and restored to the status of undesignated Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Powers; Designations, Preferences, Rights, and Qualifications, Limitations or Restrictions has been signed by the Chief Executive Officer of the Corporation this [      ] day of [                      ], 2012.

Armando Anido, Chief Executive Officer